UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

iBASIS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Second Avenue, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 505-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Effective December 21, 2009, the following individuals resigned as directors of iBasis, Inc. (the “Company”):

Ofer Gneezy
Gordon J. VanderBrug, Ph.D
Robert H. Brumley
W. Frank King, Ph.D
Charles N. Corfield

Dr. King and Messrs. Corfield and Brumley were each members of the Company’s audit committee and seller committee.  Mr. Corfield was a member of the Company’s Compensation Committee.

Also effective December 21, 2009, the following individuals resigned as directors of the Company:

Carolien W. Nijhuis
H. J. Costermans
Alex de Groot

(b) Effective December 21, 2009, the following individuals resigned from the office or offices of the Company set forth opposite his name:

Name	Title
Ofer Gneezy	President and Chief Executive Officer
Gordon J. VanderBrug, Ph.D	Executive Vice President

(c) Effective December 21, 2009, J.W.L van Vianen was appointed Chief Executive Officer of the Company.  Mr. van Vianen, age 40, has been the Managing Director, Information & Communications Solutions, of Getronics since January 2009. Getronics is a provider of information and communication technology services and is a wholly owned subsidiary of Koninklijke KPN N.V. (“Royal KPN”). From November 2007 to January 2009, Mr. van Vianen was Managing Director of KPN ICT Services of Royal KPN. From July 2007 to December 2007, Mr. van Vianen was Chief Executive Officer of QYN/KPN Narrowcasting at Royal KPN. From August 2004 to July 2007, Mr. van Vianen was Managing Director, Business Unit and Senior Vice President of Connectivity/Network Services of Royal KPN. From January 2004 to August 2004, Mr. van Vianen was Vice President, Network Services and KPN Business Unit Connectivity of Royal KPN.

(d) Effective December 21, 2009, the following individuals were appointed as directors of the Company:

J.W.L van Vianen
Carolien W. Nijhuis
H. J. Costermans
Alex de Groot

As described in Item 5.02(a) above, Ms. Nijhuis and Messrs. Costermans and de Groot later resigned as directors of the Company, effective December 21, 2009.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective December 21, 2009, the Company articles of incorporation and the bylaws of the Company were each amended and restated.  The amended and restated articles of incorporation and bylaws are attached as Exhibits 3.1 and 3.2 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

3.1  Restated Certificate of Incorporation of iBasis, Inc.

3.2  Third Amended and Restated Bylaws of iBasis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iBASIS, INC.

By:	/s/ Mark S. Flynn
Name:	Mark S. Flynn
Title:	Chief Legal Officer and Corporate Secretary

Date:  December 23, 2009

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of iBasis, Inc.

3.2	Third Amended and Restated Bylaws of iBasis, Inc.